UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2018

RSP PERMIAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36264	90-1022997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3141 Hood Street, Suite 500

Dallas, Texas 75219

(Address of Principal Executive Offices)

(Zip Code)

(214) 252-2700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 16, 2018, RSP Permian, Inc. (the “Company”), RSP Permian, L.L.C. (the “Borrower”), the lenders party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), entered into a Second Amendment (the “Credit Agreement Amendment”) to that certain Credit Agreement dated as of December 19, 2016, by and among the Company, the Borrower, the Lenders and the Administrative Agent (the “Credit Agreement”).

The Credit Agreement Amendment amended the Credit Agreement to provide that the applicable margins for interest rates applicable to amounts outstanding under the Credit Agreement will be decreased from a range of 150 to 250 basis points above the applicable reference rate for Eurodollar loans and 50 to 150 basis points above the applicable reference rate for alternate base rate loans to ranges of 125 to 225 basis points for Eurodollar loans and 25 to 125 basis points for alternate base rate loans at any time the consolidated leverage ratio of the Company and its subsidiaries (calculated in accordance with the provisions of the Credit Agreement) as of the end of the most recently ended four fiscal quarter period is less than 3.0 to 1.0. If such leverage ratio is greater than or equal to 3.0 to 1.0 as of the end of the most recently ended four fiscal quarter period the applicable margins for interest rates applicable to amounts outstanding under the Credit Agreement will be a range of 150 to 250 basis points above the applicable reference rate for Eurodollar loans and 50 to 150 basis points above the applicable reference rate for alternate base rate loans. The Credit Agreement Amendment also maintained the borrowing base under the Credit Agreement at $1,500,000,000.

The above disclosure contained in this Item 1.01 does not purport to be a complete description of the Credit Agreement Amendment and is qualified in its entirety by reference to the Credit Agreement Amendment, which is filed as Exhibit 10.1 hereto and which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amendment to Credit Agreement dated as of May 16, 2018, by and among RSP Permian, Inc., RSP Permian, L.L.C., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSP PERMIAN, INC.

By:	/s/ James E. Mutrie
James E. Mutrie
General Counsel and Vice President

Dated: May 21, 2018

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